File No. 33-7172
                                                                        811-4748


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]

      Pre-Effective Amendment No.                                          [__]


      Post-Effective Amendment No. 30                                      [X]
                                                and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]


      Amendment No. 30                                                     [X]


                             (Check appropriate box or boxes.)

                               Dreyfus Debt and Equity Funds
                     (Exact Name of Registrant as Specified in Charter)

            c/o The Dreyfus Corporation
            200 Park Avenue, New York, New York         10166
            (Address of Principal Executive Offices)  (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                                    Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                          (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


         X   immediately upon filing pursuant to paragraph (b)
      ----
             on     (date)     pursuant to paragraph (b)
      ----
            60 days after filing pursuant to paragraph (a)(1)
      ----
            on     (date)      pursuant to paragraph (a)(1)
               ---------------
      ----
            75 days after filing pursuant to paragraph (a)(2)
      ----
            on     (date)      pursuant to paragraph (a)(2) of Rule 485
               ---------------
      ----


If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      ----




Dreyfus Premier Strategic Income Fund

Investing in domestic and foreign fixed-income securities for high current income and capital appreciation

PROSPECTUS December 29, 2000

(reg.tm)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                                1

Main Risks                                                                   2

Past Performance                                                             3

Expenses                                                                     4

Management                                                                   5

Financial Highlights                                                         6

Your Investment
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Account Policies                                                             7

Distributions and Taxes                                                     10

Services for Fund Investors                                                 11

Instructions for Regular Accounts                                           12

Instructions for IRAs                                                       13

For More Information
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BACK COVER

Dreyfus Premier Strategic Income Fund
-----------------------------


                                          Ticker Symbols  CLASS A: N/A

                                                          CLASS B: N/A

                                                          CLASS C: N/A

                                                          CLASS R: N/A


The Fund

GOAL/APPROACH


The fund's primary objective is high current income. Capital appreciation is a secondary objective. Under normal market conditions, the fund will invest mainly in the following four sectors of the fixed-income market:

* U.S. government securities (including U.S. Treasuries and U.S. Government agency securities, and mortgage pass-through securities such as Ginnie Maes, Fannie Maes and Freddie Macs);

* privately issued mortgage-related securities (including collateralized mortgage obligations ("CMOs") and commercial mortgage-backed securities) and debt issued by real estate investment trusts;

*   domestic high yield bonds ("junk bonds"); and

* debt securities of foreign issuers in developing and emerging markets (including Brady Bonds and loan participation interests)

The fund expects typically to invest in each of these four market sectors, with not more than 50% of its assets in any one sector at the time of investment. However, the fund is not required to invest in each sector and may invest all of its assets in one sector at any time if deemed appropriate by the portfolio managers.

In choosing market sectors and securities for investment, the portfolio managers review an issuer's financial strength, and the current state and long-term outlook of the industry or sector. Investments may focus more in one sector over another based on the portfolio managers' risk/reward analysis and their ability to identify value in a sector or security. Current and forecasted interest rate and liquidity conditions also are important factors in this regard. While the fund seeks high current income, the portfolio managers also will consider the fund's overall total return potential in selecting securities for investment.


The fund also may invest in investment grade corporate bonds, convertible securities, preferred stocks, asset-backed securities, and warrants and common stock acquired in "units" with bonds.



The fund expects that its portfolio will have an average effective duration ranging between 3 and 10 years, but the fund may invest without regard to maturity or duration limitations.


Concepts to understand


HIGH YIELD BONDS: those rated at the time of purchase BB or Ba and below by credit rating agencies such as S&P or Moody's or the unrated equivalent as determined by Dreyfus. Because their issuers may be at an early stage of development or have been unable to repay past debts, these bonds typically must offer higher yields than investment grade bonds to compensate investors for greater credit risk.


MORTGAGE PASS-THROUGH SECURITIES: pools of residential mortgages with cash flows "passed through" to the holders of the securities via monthly payments of interest and principal.


CMO (COLLATERALIZED MORTGAGE OBLIGATION): a security that pools together mortgages and separates them into short-, medium-, and long-term positions (called tranches). Tranches pay different rates of interest depending on their maturity and cash flow predictability.


EMERGING MARKETS: generally consist of all countries represented by the Morgan Stanley Capital International Emerging Markets (Free) Index.


DURATION: a measure of an investment's "interest rate risk," or how sensitive an investment or the fund's portfolio may be to changes in interest rates. Generally, the longer a fund's duration, the more it is likely to react to interest rate fluctuations and the greater its long-term risk/return potential.


The Fund       1



<PAGE 1>

MAIN RISKS


The fund's principal risks are discussed below. The value of your investment in the fund will go up and down, which means that you could lose money.

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective duration, the more its share price is likely to react to interest rates.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. High yield bonds involve greater credit risk than investment grade bonds. The greater risks include the risk of default and, therefore, such bonds are considered speculative. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

* MARKET RISK. The fund's overall risk level will depend on the market sectors in which the fund is invested and the current interest rate and liquidity conditions, and credit quality, of such sectors.

* ILLIQUIDITY. When there is no active trading market for specific securities, it can become more difficult to sell the securities at or near their fair value. In such a market, the value of such securities and the fund's share price may fall dramatically.

* PREPAYMENT AND EXTENSION RISK. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher-yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the fund's effective maturity may lengthen in response to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising rates and its potential for price declines.

* FOREIGN RISK. The prices and yields of foreign bonds may be affected by political and economic instability or changes in currency exchange rates. The bonds of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.


The fund's overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity, and credit quality conditions in such market sectors at any point in time.


The fund is non-diversified, which means that a relatively high percentage of its assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.


Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Other potential risks


Mortgage- and asset-backed securities can be a form of derivative. At times, the fund also may invest in other derivatives, such as options and futures contracts. Derivatives can be highly volatile and sensitive to changes in their underlying instrument. Some derivatives such as stripped mortgage-backed securities, may move in the same direction as interest rates. A small investment in certain derivatives can have a potentially large impact on the fund's performance. The fund also may invest in foreign currencies, exposing the fund to the risk that the U.S. dollar may appreciate against foreign currencies or a foreign government may impose currency conversion or trading restrictions.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

The fund may buy securities on a forward-commitment basis and may enter into reverse repurchase agreements. Those investment strategies may have a leveraging effect on the fund, thus potentially increasing its overall volatility.


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<PAGE 2>

PAST PERFORMANCE

As a new fund, past performance information is not available for the fund as of the date of this prospectus.

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund       3



<PAGE 3>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

                                                                           CLASS A         CLASS B        CLASS C        CLASS R
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SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                      4.50           NONE           NONE           NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                           NONE*          4.00           1.00           NONE
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ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

AS A % OF AVERAGE DAILY NET ASSETS

Management fees                                                                .65            .65            .65            .65

Rule 12b-1 fee                                                                NONE            .50            .75           NONE

Shareholder services fee                                                       .25            .25            .25           NONE

Other expenses**                                                               .25            .25            .25            .25
------------------------------------------------------------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES                                          1.15           1.65           1.90            .90

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN
INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF
REDEEMED WITHIN ONE YEAR.

** "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
  ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE AMOUNTS INDICATED ABOVE.


Expense example

                            1 Year       3 Years
--------------------------------------------------------------------------------


CLASS A                     $562         $799

CLASS B
WITH REDEMPTION             $568         $820

WITHOUT REDEMPTION          $168         $520

CLASS C
WITH REDEMPTION             $293         $597
WITHOUT REDEMPTION          $193         $597


CLASS R                     $92          $287

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of its operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services.

OTHER EXPENSES: estimated fees to be paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

4





<PAGE 4>

MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $154 billion in over 190 mutual fund portfolios. The fund has agreed to pay Dreyfus a management fee at the annual rate of 0.65% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $521 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

The Dreyfus Taxable Fixed Income Team, which consists of sector specialists, collectively makes investment decisions for the fund. The team's specialists focus on, and monitor conditions in, the different sectors of the fixed income market. Once different factors have been analyzed, the sector specialists then decide on allocation weights for the portfolio and recommend securities for investment.


The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) each has adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


The Fund       5



<PAGE 5>

FINANCIAL HIGHLIGHTS

As a new fund, financial highlights information is not available for the fund as of the date of this prospectus.


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<PAGE 6>

Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).

* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

* CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

* CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

* CLASS R shares are designed for eligible institutions on behalf of their clients (individuals may not purchase these shares directly)

Your financial representative can help you choose the share class that is appropriate for you.

Reduced Class A sales charge


LETTER OF INTENT: lets you purchase Class A shares over a 13-month period at the same sales charge as if all shares had been purchased at once.


RIGHT OF ACCUMULATION: lets you add the value of any shares you own in this fund, any other Dreyfus Premier fund, or any other fund that is advised by Founders Asset Management LLC, an affiliate of Dreyfus (the Dreyfus Founders Funds), sold with a sales load, to the amount of your next Class A investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

The Fund       7



<PAGE 7>

ACCOUNT POLICIES (CONTINUED)

Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you.
--------------------------------------------------------------------------------

Sales charges

CLASS A -- CHARGED WHEN YOU BUY SHARES

                                                           Sales charge                  Sales charge as
                                                           deducted as a %                a % of your
Your investment                                            of offering price              net investment
------------------------------------------------------------------------------------------------------------------------------------

Up to $49,999                                              4.50%                                  4.70%

$50,000 -- $99,999                                         4.00%                                  4.20%

$100,000 -- $249,999                                       3.00%                                  3.10%

$250,000 -- $499,999                                       2.50%                                  2.60%

$500,000 -- $999,999                                       2.00%                                  2.00%

$1 million or more*                                        0.00%                                  0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.50% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS R -- NO SALES LOAD OR RULE 12B-1 FEES

Buying shares

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      TELETRANSFER INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION IRAS                     $500               NO MINIMUM
                                                      AFTER THE FIRST YEAR

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

8




<PAGE 8>

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.


BEFORE SELLING SHARES RECENTLY PURCHASED by check, TeleTransfer or Dreyfus Automatic Asset Builder((reg.tm)), please note that:


* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not process wire, telephone or TeleTransfer redemption requests for up to eight business days following the purchase of those shares

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*   change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*  requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Your Investment       9

<PAGE 9>


DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS dividends from its net investment income once a month, and distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.


FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE in the year received to most investors (unless your investment is in an IRA or other tax-deferred account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------


Taxability of distributions

Type of                       Tax rate for          Tax rate for

distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        ORDINARY              ORDINARY
DIVIDENDS                     INCOME RATE           INCOME RATE

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE

LONG-TERM
CAPITAL GAINS                 10%                   20%

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions


Except for tax-deferred accounts, any sale or exchange of fund shares may generate a tax liability in the year it is made. Of course, taxes are payable on such transactions in tax-deferred accounts when withdrawals or distributions are received.


The table at left also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.

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<PAGE 10>

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Dreyfus Founders funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              the fund into another Dreyfus fund
                                or certain Dreyfus Founders funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Dreyfus Founders fund. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application, or contact your financial representative.

Reinvestment privilege

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A or Class B shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Your Investment       11




<PAGE 11>

INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   Name of Fund
P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: Name of Fund P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# 8900403497

   * the fund name

   * the share class

   * your Social Security or tax ID number

   * name(s) of investor(s)

   * dealer number if applicable

   Call us to obtain an account number. Return your application with the account number on the application.

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900403497

* the fund name

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: The Dreyfus Family of Funds P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.

AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

12








<PAGE 12>

INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

            In Writing

   Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

   Mail your application and a check to:
The Dreyfus Trust Company, Custodian P.O. Box 6427, Providence, RI 02940-6427

   Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail the slip and the check to: The Dreyfus Trust Company, Custodian P.O. Box 6427, Providence, RI 02940-6427

Attn: Institutional Processing


           By Telephone


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900403497

* the fund name

* the share class * your account number

* name of investor

* the contribution year

* dealer number if applicable

ELECTRONIC CHECK  Same as wire, but  insert "1111" before your account number.

            Automatically

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number and fund name

* the dollar amount you want to sell

* how and where to send the proceeds

* whether the distribution is qualified or premature

* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: The Dreyfus Trust Company P.O. Box 6427, Providence, RI 02940-6427

Attn: Institutional Processing


SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

Your Investment       13








<PAGE 13>

NOTES

NOTES

For More Information

Dreyfus Premier Strategic Income Fund

A series of Dreyfus Debt and Equity Funds
--------------------------------------

SEC file number:  811-4748

More information on this fund is available free upon request, including the following:

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-6009.

(c) 2000 Dreyfus Service Corporation
xxxP1200

--------------------------------------------------------------------------------


                          DREYFUS DEBT AND EQUITY FUNDS

                         DREYFUS PREMIER CORE BOND FUND
                 (Class A, Class B, Class C and Class R Shares)
                   DREYFUS PREMIER HIGH YIELD SECURITIES FUND
                 (Class A, Class B, Class C and Class T Shares)
                      DREYFUS PREMIER STRATEGIC INCOME FUND
                     (Class A, Class B, Class C and Class R)

                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER 29, 2000
--------------------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier Core Bond Fund and Dreyfus Premier High Yield Securities Fund, each dated March 1, 2000, and Dreyfus Premier Strategic Income Fund, dated December 29, 2000 (each, a "Fund," and collectively, the "Funds"), each a series of Dreyfus Debt and Equity Funds (the "Company"), as each Prospectus may be revised from time to time.

      For a copy of the Prospectus, Annual Report or Semi-Annual Report of any of these Funds, please call your financial adviser, or you can write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611.


      The most recent Annual Report and Semi-Annual Report to Shareholders for Dreyfus Premier Core Bond Fund and Dreyfus Premier High Yield Securities Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information. As Dreyfus Premier Strategic Income Fund was not in existence prior to the date of this Statement of Additional Information, no financial reports are available for the Fund.

                                TABLE OF CONTENTS
                                                               Page

Description of the Company and Funds............................B-3
Management of the Company......................................B-33
Management Arrangements........................................B-37
How to Buy Shares..............................................B-41
Distribution Plan and Shareholder Services Plan................B-49
How to Redeem Shares...........................................B-50
Shareholder Services...........................................B-55
Determination of Net Asset Value...............................B-60
Dividends, Distributions and Taxes.............................B-61
Portfolio Transactions.........................................B-63
Performance Information........................................B-65
Information About the Company and Funds........................B-68
Counsel and Independent Auditors...............................B-70
Appendix.......................................................B-71

               DESCRIPTION OF THE COMPANY AND FUNDS

      The Company is a Massachusetts business trust that commenced operations on October 1, 1986. Each Fund is a separate portfolio of the Company, an open-end management investment company, known as a mutual fund. Each Fund is a diversified fund, which means that, with respect to 75% of the Fund's total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.

      The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

      Dreyfus Service Corporation (the "Distributor") is the distributor of each Fund's shares.

Certain Portfolio Securities


      The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectus.

       U.S. Treasury Securities. (Dreyfus Premier Core Bond Fund and Dreyfus Premier Strategic Income Fund) Each of these Funds may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.


       The Fund may invest in U.S. Treasury securities that include Treasury Inflation-Protection Securities ("TIPS"), which are newly created securities issued by the U.S. Treasury designed to provide investors a long term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face amount at maturity.

       In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for Federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.


       U.S. Government Securities. (Dreyfus Premier Core Bond Fund and Dreyfus Premier Strategic Income Fund) Each of these Funds, in addition to U.S. Treasury securities, may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


      Corporate Debt Securities. (All Funds) Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.


      Convertible Securities. (All Funds) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.


      Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.


      Warrants. (All Funds) A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. Each Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

      Common Stock. (All Funds) From time to time, a Fund may hold common stock sold in units with, or attached to, debt securities purchased by the Fund. A Fund also may hold common stock received upon the conversion of convertible securities.

      Participation Interests. (All Funds) Each Fund may invest in short-term corporate obligations denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants."

      Each Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest. The Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

      Municipal Obligations. (All Funds) Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. A Fund also may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

      While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Fund investments. Dividends received by shareholders on Fund shares which are attributable to interest income received by the Fund from municipal obligations generally will be subject to Federal income tax. The Fund may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Fund investments. Each Fund currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

      Variable and Floating Rate Securities. (All Funds) Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

      Each Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.

      Each Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

      Mortgage-Related Securities. (All Funds) Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Residential Mortgage-Related Securities--Each Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.


      Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also know as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


Commercial Mortgage-Related Securities--Each Fund may invest in commercial mortgage-related securities which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

Subordinated Securities--Each Fund may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations ("CMOs") and Multi-Class Pass-Through-Securities--Each Fund may invest in CMOs which are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or
(e) any combination thereof.

      Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such a LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.


      Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.


Stripped Mortgage-Backed Securities--Each Fund may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying Security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IO and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Real Estate Investment Trusts--Each Fund may invest in REITs. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.


      REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.


Adjustable-Rate Mortgage Loans ("ARMs")--Each Fund may invest in ARMs. ARMs eligible for inclusion in a mortgage pool generally will provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities--Each Fund may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities--Other mortgage-related securities that the Funds may invest in include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      Asset-Backed Securities. (All Funds) Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. A Fund may invest in these and other types of asset-backed securities that may be developed in the future.


      Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.


      Zero Coupon, Pay-In-Kind and Step-up Securities. (All Funds) Each Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Each Fund may invest in pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds. Each Fund also may purchase step-up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than securities having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."

      High Yield-Lower Rated Securities. (All Funds) Each Fund may invest in higher yielding (and, therefore higher risk) debt securities, including mortgage-related securities. These securities include those rated below Baa by Moody's Investors Service, Inc. ("Moody's") and below BBB by Standard & Poor's Ratings Services ("S&P"), and Fitch IBCA, Duff & Phelps ("Fitch", and with the other rating agencies, the "Rating Agencies") and as low as the lowest rating assigned by the Rating Agencies. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default and the payment of interest and/or repayment of principal is in arrears. Such securities, though high yielding, are characterized by great risk. See "Appendix" for a general description of securities ratings.

      The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on the Manager's credit analysis than might be the case for a fund that invested in higher rated securities.


      With respect to Dreyfus Premier Core Bond Fund and Dreyfus Premier High Yield Securities Fund, the average distribution of investments of such Fund in corporate bonds (excluding preferred stock, convertible preferred stock and convertible bonds) by ratings for the fiscal year ended October 31, 1999, calculated monthly on a dollar-weighted basis, was as follows:



Dreyfus Premier     Moody's     Or     S&P or Fitch    Percentage
Core                -------            -------------   ----------
Bond Fund


                      Aaa                   AAA        45.9%
                      Aa                    AA          2.1%
                      A                     A           9.7%
                      Baa                   BBB         21.8%
                      Ba                    BB          10.6%
                      B                     B            3.2%
                      Caa                   CCC         0.8%
                      Ca                    CC          0.3%
                      NR                    NR          3.6%*

                                                       98.0%**

===================================================================
* These unrated securities have been determined by the Manager to be of comparable quality to securities rated as follows: A (0.4%), Baa/BBB (1.7%), Ba/BB (1.4%) and B (0.1%).

** The Fund also owns equity securities (0.6%), convertible preferred stocks rated Caa/CCC (0.7%), preferred stocks rated Caa/CCC (8.1%), and convertible bonds rated A (0.2%), Baa/BBB (0.9%) and B (1.3%).


Dreyfus Premier
High Yield Securities
Fund                  Moody's     Or    S&P or Fitch      Percentage
                      -------           -------------     ----------


                      Aaa                   AAA            2.9%
                      Ba                    BB             1.1%
                       B                    B             26.8%
                      Caa                   CCC           13.0%
                      Ca                    CC             2.5%
                      NR                    NR            20.8%*
                                                       ---------
                                                          67.1%**

* These unrated securities have been determined by the Manager to be of comparable quality to securities rated as follows: A (0.3%), B (1.0%), Caa/CCC (19.4%) and Ca/CC (0.1%).


** The Fund also owns equity securities (2.8%), convertible preferred stocks rated Caa/CCC (6.8%), preferred stocks rated Aaa/AAA (0.7%), B (9.9%), and Caa/CCC (10.4%), and convertible bonds rated B (2.0%).

      The actual distribution of a Fund's corporate bond investments by ratings on any given date will vary, and the distribution of the Funds' investments by ratings as set forth above should not be considered as representative of the Funds' future portfolio composition.


      As Dreyfus Premier Strategic Income Fund was not in existence on October 31, 1999, no information on the average distribution of investments is available for the Fund.


      Foreign Government Obligations; Securities Of Supranational Entities. (All Funds) Each Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

      Dreyfus Premier Core Bond Fund can invest up to 30% of its assets in foreign debt. Dreyfus Premier Strategic Income Fund can invest without limitation in foreign debt, including emerging markets debt, but will invest not more than 35% of its assets in foreign debt that is not U.S. dollar denominated.

      Securities of Emerging Markets Issuers. (Dreyfus Premier Strategic Income Fund only) Each Fund may invest up to 35% of its total assets in companies whose principal activities are in, or governments of, emerging markets. Emerging markets will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, the countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in a country with, an emerging market. In emerging markets, the Fund may purchase debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). These include Brady Bonds, Structured Securities, and Loan Participations and Assignments (as defined below).


Brady Bonds--Brady Bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.

      Brady Bonds have been issued only relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated). They are actively traded in the over-the-counter secondary market.

      Collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.


Structured Securities--Structured Securities are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which each Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

      Each Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

      Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, a Fund's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act. See "Investment Company Securities" below.

Loan Participations and Assignments--Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). A Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The government that is the borrower on the Loan will be considered by the Fund to be the issuer of a Participation or Assignment. A Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa/BBB or higher).

      When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. No Fund will invest more than 15% of the value of its net assets in Loan Participations and Assignments that are illiquid, and in other illiquid securities.

      Illiquid Securities. (All Funds) Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

      Money Market Instruments. (All Funds) When the Manager determines that adverse market conditions exist, a Fund may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. A Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.


Investment Techniques


      The following information supplements and should be read in conjunction with the relevant Fund's Prospectus, (except as noted).

      Duration. As a measure of a fixed income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a Fund, the Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.


      Portfolio Maturity. (Dreyfus Premier Core Bond Fund) The Fund typically will maintain an average effective maturity ranging between five and ten years. However, to the extent the maturity of the Fund's benchmark index is outside this range at a particular time (generally, this may occur during other than usual market conditions), the Fund's average effective maturity also may fall outside such range. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Manager reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Manager may base its conclusion on such factors as the interest-rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.


      Leverage. (All Funds) Leveraging (that is, buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


      Each Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Except for these transactions, a Fund's borrowings generally will be unsecured.


      Short-Selling. (All Funds) In these transactions, the Fund sells a security it does not own anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.


      No Fund will sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. A Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.



      The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns.


      Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

      Lending Portfolio Securities. (All Funds) Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      Derivatives. (All Funds) Each Fund may invest in, or enter into, derivatives, such as options and futures, swaps (except for Dreyfus Premier Core Bond Fund), mortgage-related securities and asset-backed securities, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.


      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund's performance.


      If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

      Although neither the Company nor any Fund will be a commodity pool, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions--In General. Each Fund may enter into futures contracts in U.S. domestic markets, or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities which are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.


      Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.


      Successful use of futures by a Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. Each Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

      Each Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

      Each Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.


Interest Rate Swaps. (Dreyfus Premier High Yield Securities Fund and Dreyfus Premier Strategic Income Fund only) Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed-rate payments). The exchange commitments can involve payments to be made in the same currency or in different currencies. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.


Credit Derivatives. (Dreyfus Premier High Yield Securities Fund and Dreyfus Premier Strategic Income Fund only) Each of these Funds may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

Options--In General. Each Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.


      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.


Specific Options Transactions. Each Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.


      Dreyfus Premier High Yield Securities Fund and Dreyfus Premier Strategic Income Fund each may purchase cash-settled options on swaps in pursuit of their respective investment objective. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.


      Successful use by a Fund of options will be subject to the ability of the Manager to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, the Fund may incur losses.

      Future Developments. Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

      Forward Roll Transactions. (Dreyfus Premier Core Bond Fund and Dreyfus Premier Strategic Income Fund only) To enhance current income, each of these Funds may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Fund sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will be expected to generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the purchase price of those securities. The Fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

      Forward Commitments. (All Funds) Each Fund may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Each Fund intends to engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns. A Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments. At no time will a Fund have more than 33-1/3% of its assets committed to purchase securities on a forward commitment basis.


      Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


      Foreign Currency Transactions. (All Funds) Each Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.


      Foreign currency transactions may involve, for example, a Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. A Fund's success in these transactions will depend principally on the ability of the Manager to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

      Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Certain Investment Considerations and Risks


      High Yield-Lower Rated Securities. (All Funds) Each Fund may invest in higher yielding (and, therefore, higher risk) securities such as those rated Ba by Moody's or BB by S&P or Fitch, including securities with the lowest rating assigned by the Rating Agencies. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.


      Bond prices are inversely related to interest rate changes; however, bond price volatility also is inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Funds will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.


      Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.


      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.


      These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.


      A Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. No Fund has an arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.


      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up bonds. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

      Mortgage-Related Securities. (All Funds) Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk. Although they may provide opportunities for enhanced total return, you should be aware that the lower rated mortgage-related securities in which each Fund may invest are likely to be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities.


      Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by a Fund, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a Fund's mortgage-related securities to decrease broadly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

      Foreign Securities. (All Funds) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

      Because evidences of ownership of foreign securities usually are held outside the United States, a Fund investing in such securities will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Fund may trade on days when the Fund does not calculate its net asset value and thus affect the Fund's net asset value on days when investors have no access to the Fund.

      Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

      Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

      Investing in Sovereign Debt Obligations of Emerging Market Countries. (Dreyfus Premier Strategic Income Fund only) No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Fund will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

      The Sovereign Debt Obligations in which the Fund will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The Fund is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Manager believes it to be consistent with the Fund's investment objective. The Fund may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

      The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners also could adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

      To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

      Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund will invest and could adversely affect the Fund's assets should these conditions or events recur.

      Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls at times may limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Fund. Certain countries in which the Fund will invest require governmental approval prior to investment by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

      Certain countries other than those on which the Fund initially will focus its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.


      Discount Obligations. (Dreyfus Premier Strategic Income Fund) A significant portion of the Fund's investments (including most Brady Bonds) may be in (i) securities which were initially issued at a discount from their face value (collectively, "Discount Obligations") and (ii) securities purchased by the Fund at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on obligations purchased by the Fund may be significant, and accretion of market discount together with original issue discount, will cause the Fund to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

      Simultaneous Investments. (All Funds) Investment decisions for each Fund are made independently from those of the other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


Investment Restrictions

      Each Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. In addition, the Funds have adopted certain investment restrictions as fundamental policies and certain other investment restrictions as non-fundamental policies, as described below.


      Dreyfus Premier High Yield Securities Fund and Dreyfus Premier Strategic Income Fund only. Each of these Funds has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. Neither Fund may:


      1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation.

      2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Fund's total assets.

      3. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      4. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

      5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

      6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

      8. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6, 13 and 14 may be deemed to give rise to a senior security.

      10. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts.

      11. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5 % of the value of its total assets.

      12. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

      13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, and options on futures contracts.

      14. Purchase, sell or write puts, calls or combinations thereof, except as described in the relevant Fund's Prospectus and Statement of Additional Information.

      15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

      16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

                                ***

      Dreyfus Premier Core Bond Fund only. The Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. Investment restrictions numbered 11 through 14 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. The Fund may not:

      1. Purchase the securities of any issuer (other than a bank) if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer, or invest more than 15% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to such limitations. Notwithstanding the foregoing, based on rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except as otherwise provided in such rules.

      2. Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of the Fund's assets.

      3. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      4. Purchase, hold or deal in real estate, or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

      5. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to indices, and options on futures contracts or indices.

      6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      7. Make loans to others except through the purchase of debt obligations or the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board members.

      8. Act as an underwriter of securities of other issuers except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act.

      10. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when- issued or delayed delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices and options on futures contracts or indices.

      12. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

      13. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

      14. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15 % of the value of the Fund's net assets would be so invested.

      If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                            MANAGEMENT OF THE COMPANY

      The Company's Board is responsible for the management and supervision of each Fund. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

      The Dreyfus Corporation.............   Investment Adviser
      Dreyfus Service Corporation.........   Distributor
      Dreyfus Transfer, Inc...............   Transfer Agent
      Mellon Bank, N.A....................   Custodian

      Board members and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Company


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the
      Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, Century Business Services, Inc., a provider of various outsourcing functions for small and medium sized companies, The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills, and paperboard converting plants, and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of the Distributor. From August 1994 to December 31, 1994, he was a director of Mellon Financial Corporation. He is 57 years old and his address is 200 Park Avenue, New York, New York 10166.


DAVID W. BURKE, Board Member. Board member of various funds in the Dreyfus
      Family of Funds. Chairman of the Broadcasting Board of Governors, an independent board within the United States Information Agency, from August 1994 to November 1998. From August 1994 to December 31, 1994, he was a Consultant to the Manager, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, he was involved in the management of national television news, as Vice President and Executive Vice President of ABC News and subsequently as President of CBS News. He is 63 years old and his address is 197 Eighth Street, Charleston, Massachusetts 02109.

DIANE DUNST, Board Member. Since January 1992, President of Diane Dunst
      Promotion, Inc., a full service promotion agency. From January 1989 to January 1992, Director of Promotion Services, Lear's Magazine. From 1985 to January 1989, she was Sales Promotion Manager of Wile Magazine. She is 60 years old and her address is 1172 Park Avenue, New York, New York 10128.

ROSALIND GERSTEN JACOBS, Board Member. Marketing and Merchandising Consultant.
      From 1977 to 1998, she was a director of Merchandise and Marketing for Corporate Property Investors, a real estate investment company. From 1974 to 1976, she was owner and manager of a merchandise and marketing consulting firm. Prior to 1974, she was a Vice President of Macy's, New York. She is 74 years old and her address is 19 East 72nd Street, New York, New York 10021.

JAY I. MELTZER, Board Member. Physician engaged in private practice specializing in internal medicine. He is a Clinical Professor of Medicine at Columbia University, College of Physicians and Surgeons; an Adjunct Clinical Professor of Medicine at Cornell Medical College; and a Consultant in Medicine at Memorial Sloan Kettering Cancer Center. He teaches in the section on Society and Medicine and he supervises a group of medical ethics Fellows. He also writes a monthly commentary on medical affairs for the Medical Herald. He is 71 years old and his address is 903 Park Avenue, New York, New York 10021.

DANIEL ROSE, Board Member. Chairman and Chief Executive Officer of Rose
      Associates, Inc., a New York based real estate development and management firm. Pursuant to a Presidential appointment received in July 1994, Mr. Rose serves as a Director and Vice Chairman of the Baltic-American Enterprise Fund, which makes equity investments and loans and provides technical business assistance to new business concerns in the Baltic states. He is also President of The Harlem Educational Activities Fund, Inc. and was Chairman of the Housing Committee of The Real Estate Board of New York, Inc. He is 70 years old and his address is c/o Rose Associates, Inc., 200 Madison Avenue, New York, New York 10016.

 WARREN B. RUDMAN, Board Member. Since January 1993, Partner in the law firm
      Paul, Weiss, Rifkind, Wharton & Garrison. Mr. Rudman also serves as a director of Prime Succession, Inc., Collins & Aikman Corporation, Chubb Corporation and the Raytheon Company, and as a trustee of Boston College. He also serves as Chairman of the President's Foreign Intelligence Advisory Board (from January 1994 to February 1998, as Vice Chairman) and, as a member of the Senior Advisory Board of the Institute of Politics of the Kennedy School of Government at Harvard University. From January 1981 to January 1993, Mr. Rudman served as a United States Senator from the State of New Hampshire. From January 1993 to December 1994, Mr. Rudman served as Chairman of the Federal Reserve Bank of Boston. He is 69 years old and his address is c/o Paul, Weiss, Rifkind, Wharton & Garrison, 1615 L Street, N.W., Suite 1300, Washington, D.C. 20036.

SANDER VANOCUR, Board Member. Since January 1992, Mr. Vanocur has been the
      President of Old Owl Communications, a full-service communications firm. From May 1995 to June 1996, he was a Professional in Residence at the Freedom Forum in Arlington, VA, and, from January 1994 to May 1995, he served as a Visiting Professional Scholar at the Freedom Forum First Amendment Center at Vanderbilt University. From November 1989 to November 1995, he was a Director of the Damon Runyon-Walter Winchell Cancer Research Fund. From June 1977 to December 1991, he was a Senior Correspondent of ABC News and, from October 1986 to December 1991, he was Anchor of the ABC News program "Business World," a weekly business program on the ABC television network. Mr. Vanocur joined ABC News in 1977. He is 71 years old and his address is 2626 Sycamore Canyon, Santa Barbara, California 93108.

      The Company has a standing nominating committee comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Company for election to the Company's Board.


      The Company typically pays its Board members its allocated portion (allocated as to each Fund) of an annual retainer of $25,000 and a fee of $4,000 per meeting ($500 per telephone meeting) attended for the Company and eight other funds (comprised of 9 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended October 31, 1999, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation)* for the year ended December 31, 1999, were as follows:


                                                Total Compensation From
                       Aggregate Compensation  Company and Fund Complex
 Name of Board Member     From Company**         Paid to Board Member



Joseph S. DiMartino        $6,250               $642,177 (189)

David W. Burke             $5,000               $228,500 (59)

Diane Dunst                $4,500               $  37,750 (16)

Rosalind Gersten           $5,000               $  92,250 (44)
Jacobs

Jay I. Meltzer             $4,500               $  37,750 (16)

Daniel Rose                $4,500               $  78,625 (31)

Warren B. Rudman           $4,500               $  68,000 (25)

Sander Vanocur             $5,000               $  78,625 (31)
--------------------
-------------------------------------------------------------------

* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member serves.

** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $887 for Dreyfus Premier Core Bond Fund and $573 for Dreyfus Premier High Yield Securities Fund.

Officers of the Company


STEPHEN E. CANTER, President. President, Chief Operating Officer, Chief
      Investment Officer and a director of the Manager, and an officer of 92 other investment companies (comprised of 181 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 55 years old.

JOSEPH CONNOLLY, Vice President and Treasurer. Director-Mutual Fund Accounting of the Manager, and an officer of 105 other investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old.

 MARK N. JACOBS, Vice President. Vice President and General Counsel of the
      Manager, and an officer of 105 other investment companies (comprised of 194 portfolios) managed by the Manager. He is 54 years old.

 JOHN B. HAMMALIAN, Secretary. Associate General Counsel of the Manager, and an officer of 35 other investment companies (comprised of 40 portfolios) managed by the Manager. He is 37 years old.

 STEVEN F. NEWMAN, Assistant Secretary. Associate General Counsel of the
      Manager, and an officer of 105 other investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old.

 MICHAEL A. ROSENBERG, Assistant Secretary. Associate General Counsel of the
      Manager, and an officer of 92 other investment companies (comprised of 181 portfolios) managed by the Manager. He is 40 years old.

WILLIAM MCDOWELL, Assistant Treasurer. Senior Accounting Manager-Taxable Fixed
      Income of the Manager, and an officer of 29 other investment companies (comprised of 70 portfolios) managed by the Manager. He is 41 years old.

JAMES WINDELS, Assistant Treasurer. Senior Treasury Manager of the Manager, and an officer of 24 other investment companies (comprised of 84 portfolios) managed by the Manager. He is 42 years old.


      The address of each officer of the Company is 200 Park Avenue, New York, New York 10166.


      The Company's Board members and officers, as a group, owned less than 1% of each Fund's voting securities outstanding on December 15, 2000.

     As of December 15, 2000, the following shareholders were known by the Company to own of record 5% or more of the outstanding voting securities of the indicated Fund: Dreyfus Premier Core Bond Fund: Boston Safe Deposit and Trust Company TTEE, As Agent--Omnibus Account, 135 Santilli Hwy. Everett MA 02149 (5.81% Class A shares); MLPF & S, for the sole benefit of its Customers, 4800 Deer Lake Dr. E. Fl.3, Jacksonville, FL 32246 (18.33% Class B shares); First Clearing Corporation, FCC as Custodian, 10960 Wilshire Blvd. #2150, Los Angeles, CA 90024 (6.69% Class B shares); MLPF & S for the sole benefit of its Customers, 4800 Deer Lake Dr. E. Fl.3, Jacksonville, FL 32246 (19.72% Class C shares); Dean Witter FBO, W B Lonergan & M M Lonergan TTEES, P.O. Box 250, New York, NY 10008 (11.85% Class C shares); NFSC FEBO #AFS - 379930, The Hunter Family Trust, John C Hunter III, 1508 Highland Valley Cir, Chesterfield, MO 63005 ( 8.77% Class C shares); Circle Trust Co. Cust, FBO Kenmore Tool & Engineering Inc., Profit Sharing Plan, Metro Center, 1 Station Pl, Stamford, CT 06902 (94.81% Class R shares); Premier Mutual Fund Services Inc., c/o Funds Distributor Inc., 60 State St., Ste. 1300, Boston, MA, 02109 (5.81% Class R shares); Dreyfus Premier High Yield Securities Fund: Charles Schwab & Co. Inc., Reinvest --------------------- Account 101 Montgomery St ., San Francisco, CA 94104 (17.55% Class A shares); Chares Schwab & Co. Inc., Cash Account, 101 Montgomery St., San Francisco, CA 94104 (11.36% Class A shares); PaineWebber for the Benefit of E P Harrison & M K Harrison TTEES, FBO E P & M K Harrison TR A, 3111 Padaro Lane, Carpinteria CA 93103 (18.82% Class B shares); MLPF & S for the sole benefit of its Customers, 4800 Deer Lake Dr. E. Fl. 3, Jacksonville, FL 32246 (18.33% Class B shares); MLPF & S for the sole benefit of its Customers, 4800 Deer Lake Dr. E. Fl. 3, Jacksonville, FL 32246 (42.50% Class C shares); Donaldson Lufkin Jenrette Securities Corporation Inc. P.O. Box 2052, Jersey City, NJ 07303 (6.79% Class C shares); PaineWebber FBO Betty J Carney TTEE, Ann L Mccaslin TTEE, UW Wallace E Zimmerman, 3216 Walma Dr., Orchard Lake, MI 48324 (6.69% Class C shares); A G Edwards & Sons Cust FBO James W Forrester, P.O. Box 162, Georgetown, SC 29442 (93.63% Class T shares).



                             MANAGEMENT ARRANGEMENTS


      Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.


      The Manager provides management services pursuant to the Management Agreement (the "Agreement") between the Company and the Manager. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or
(ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice-Chairman--Institutional and a director; Lawrence S. Kash, Vice Chairman; Ronald P. O'Hanley III, Vice Chairman; J. David Officer, Vice Chairman and a director; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Senior Vice President; Patrice M. Kozlowski, Senior Vice President--Corporate Affairs; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President--Product Development; Mary Beth Leibig, Vice President--Human Resources; Ray Van Cott, Vice President--Information Systems; Theodore A. Schachar, Vice President--Tax; Wendy Strutt, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton Borgelt, Steven G. Elliott, Martin G. McGuinn, Richard W. Sabo, and Richard F. Syron, directors.


      The Manager manages each Fund's investments in accordance with the stated policies of such Fund, subject to the approval of the Company's Board. The Manager is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Board to execute purchases and sales of securities. Michael Hoeh, Roger King, John Koerber, and Gerald E. Thunelius are each Fund's portfolio managers. William Howarth also is a portfolio manager of Dreyfus Premier Core Bond Fund and Dreyfus Premier Strategic Income Fund. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund as well as for other funds advised by the Manager.

      Mellon Bank, N.A., the Manager's parent, and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund. The Manager has informed the Company that in making its investment decisions it does not obtain or use material inside information that Mellon Bank, N.A. or its affiliates may possess with respect to such issuers.


      The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.


      The Manager maintains office facilities on behalf of the Funds, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Company. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fees paid by the Funds. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.
      All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager. The expenses borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or any of its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Also, Class B and Class C shares of each Fund, and Class T shares of Dreyfus Premier High Yield Securities Fund, are subject to an annual distribution fee, and Class A, Class B and Class C shares of each Fund, and Class T shares of Dreyfus Premier High Yield Securities Fund, are subject to an annual service fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund.


      As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 0.65% of the value of the average daily net assets of Dreyfus Premier High Yield Securities Fund and Dreyfus Premier Strategic Income Fund, and 0.60% of the value of Dreyfus Premier Core Bond Fund's average daily net assets. For the fiscal years ended October 31, 1997, 1998 and 1999, the management fees payable by Dreyfus Premier Core Bond Fund and Dreyfus Premier High Yield Securities Fund, the amounts waived by the Manager, and the actual net fees paid by the Fund, were as follows:




Name of Fund                Management Fee Payable                     Reduction in Fee                       Net Fee Paid
----------------  -------------------------------------------  -----------------------------   -------------------------------------
                       1997           1998          1999          1997        1998    1999        1997         1998         1999

Dreyfus Premier    $1,670,431      $1,726,911   $1,658,341          $0         $0      $0      $1,670,431   $1,726,911   $1,658,341
Core Bond Fund

Dreyfus Premier      $425,180      $1,188,069     $999,216        $279,698     $0      $0       $145,492    $1,188,069    $999,216
High Yield
Securities Fund



      As Dreyfus Premier Strategic Income Fund was not in existence on October 31, 1999, no information on the management fees paid by the Fund to Dreyfus is available.

      As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.


      Distributor. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually.

      The Distributor may pay dealers a fee based on the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made eligible by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 1% of the amount invested through such dealers. The Distributor, however, may pay dealers a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it.


      The Distributor, at its expense, may provide promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load, such as the Funds. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

      Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses.

      Mellon Bank, N.A. (the "Custodian"), the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the investments of each Fund. Under a custody agreement with the Company, the Custodian holds each Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Funds' assets held in custody and receives certain securities transactions charges.


                                HOW TO BUY SHARES

      General. Class A shares, Class B shares, Class C shares, and Class T shares (Class T shares are offered by Dreyfus Premier High Yield Securities Fund only) may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

      Dreyfus Premier Core Bond Fund and Dreyfus Premier Strategic Income Fund each offer Class R shares to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). The term "Retirement Plans" does not include IRAs or IRA "Rollover Accounts." Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

      When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Company reserves the right to reject any purchase order.

      Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the relevant Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

      The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

      The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

      Fund shares also may be purchased through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


      Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Funds' investments, see "Determination of Net Asset Value."


      If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

      Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

      Class A Shares. The public offering price for Class A shares of Dreyfus Premier High Yield Securities Fund is the net asset value per share of that Class plus, except for shareholders beneficially owning Class A shares of Dreyfus Premier High Yield Securities Fund on February 29, 2000, a sales load as shown below:



                                Total Sales Load
                                 Class A Shares
                              ---------------------   ----------------
                              As a %      As a %         Dealers'
Amount of Transaction         offering   net asset     Reallowance
---------------------         price per  value per      as a % of
                              share      share        offering price
                              ---------   ---------   ----------------
Less than $50,000.........      5.75        6.10           5.00
$50,000 to less than $100,000   4.50        4.70           3.75
$100,000 to less than           3.50        3.60           2.75
$250,000..................
$250,000 to less than           2.50        2.60           2.25
$500,000..................
$500,000 to less than           2.00        2.00           1.75
$1,000,000................
$1,000,000 or more........      -0-          -0-            -0-

      The public offering price for Class A shares of Dreyfus Premier Core Bond Fund and Dreyfus Premier Strategic Income Fund is the net asset value per share of that Class plus, except for shareholders beneficially owning Class A shares of Dreyfus Premier Core Bond Fund on February 29, 2000, a sales load as shown below:


                                Total Sales Load
                                 Class A Shares
                              ---------------------   ----------------
                              As a %      As a %         Dealers'
Amount of Transaction         offering   net asset     Reallowance
---------------------         price per  value per      as a % of
                              share      share        offering price
                              ---------   ---------   ----------------
Less than $50,000.........     4.50        4.70          4.25
$50,000 to less than           4.00        4.20          3.75
$100,000..................
$100,000 to less than          3.00        3.10          2.75
$250,000..................
$250,000 to less than          2.50        2.60          2.25
$500,000..................
$500,000 to less than          2.00        2.00          1.75
$1,000,000................
$1,000,000 or more........     -0-          -0-          -0-



      For shareholders of Dreyfus Premier Core Bond Fund and Dreyfus Premier High Yield Securities Fund who beneficially owned Class A shares of the Fund on February 29, 2000, the public offering price for Class A shares of such Fund is the net asset value per share of that Class.

      A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. This provision does not apply to a shareholder who owned Class A shares of Dreyfus Premier Core Bond Fund or Dreyfus Premier High Yield Securities Fund on February 29, 2000. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.


      The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.


      Set forth below is an example of the method of computing the offering price of each Fund's Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon a net asset value of $12.50 for Dreyfus Premier Strategic Income Fund's Class A shares and, for each other Fund, the net asset value of the Fund's Class A shares as of October 31, 1999:



                                                                Dreyfus
                                                     Dreyfus    Premier            Dreyfus
                                                     Premier    High               Premier
                                                     Core Bond  Yield              Strategic
                                                     Fund       Securities Fund    Income Fund

Net Asset Value per Share                            $14.31     $11.52             $12.50
Per Share Sales Charge
     Class A - 5.75% of offering price
     (6.10% of net asset value per share)                --     $ 0.70              --

     Class A - 4.5% of offering price               $  0.67        --             $  0.66
                                                    -------    -------            -------
     (4.70% of net asset value per share)

Per Share Offering Price to the Public               $14.98     $12.22             $13.16




      Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing.


      Class A shares are offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain funds advised by Founders Asset Management LLC, an affiliate of the Manager ("Founders"), or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds, certain funds advised by Founders, or certain other products made available by the Distributor to such plans.


      Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

      Class A shares of Dreyfus Premier Core Bond Fund and Dreyfus Premier Strategic Income Fund also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Manager or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a contingent deferred sales charge.

      Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

      Class B Shares. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the relevant Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares." The Distributor compensates certain Service Agents for selling Class B shares at the time of purchase from its own assets. The proceeds of the CDSC and the Distribution Plan fee, in part, are used to defray these expenses.

      Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

      Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares."

      Class R Shares.  The public offering for Class R shares is
      --------------
the net asset value per share of that Class.

      Class T Shares. (Dreyfus Premier High Yield Securities Fund only) The public offering price for Class T shares of the Fund is the net asset value per share of that Class plus a sales load as shown below:

                               Total Sales Load
                                Class T Shares
                             ----------------------   -----------
                             As a %      As a % of     Dealers'
Amount of Transaction        of          net          Reallowance
                             offering    asset        as a % of
                             price       value        offering
                             per share   per share      price
                             ---------   ----------   -----------
Less than $50,000.........     4.50        4.70          4.00
$50,000 to less than           4.00        4.20          3.50
$100,000..................
$100,000 to less than          3.00        3.10          2.50
$250,000..................
$250,000 to less than          2.00        2.00          1.75
$500,000..................
$500,000 to less than          1.50        1.50          1.25
$1,000,000................
$1,000,000 or more........     -0-          -0-          -0-


      There is no initial sales charge on purchases of $1,000,000 or more of Class T shares. However, if you purchase Class T shares without an initial sales charge as part of an investment of at least $1,000,000 and redeem all or a portion of those shares within one year of purchase, a CDSC of 1% will be assessed at the time of redemption. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in a Fund generally will find it beneficial to purchase Class A shares rather than Class T shares.


      The scale of sales loads applies to purchases of Class T shares made by any "purchaser," as defined above under "Class A Shares."

      Set forth below is an example of the method of computing the offering price of Class T shares of the Fund. The example assumes a purchase of Class T shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares as of October 31, 1999:


Net Asset Value per Share                       $11.52
Per Share Sales Charge

Class T - 4.50% of offering price              $  0.54
(4.70% of net asset value per share)            -------

Per Share Offering Price to the                 $12.06
Public



      Class T shares are offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds, certain funds advised by Founders, or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds, certain funds advised by Founders, or certain other products made available by the Distributor to such plans.


      Class T shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Manager or its affiliates. The purchase of Class T shares must be made within 60 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a contingent deferred sales charge.


      Right of Accumulation--Class A or Class T Shares. Reduced sales loads apply to any purchase of Class A and Class T shares, shares of other funds in the Dreyfus Premier Family of Funds which are sold with a sales load, shares of certain other funds advised by the Manager or Founders which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares of a Fund or Class T shares of Dreyfus Premier High Yield Securities Fund, or shares of any other Eligible Fund, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.00% (4.50% in the case of Dreyfus Premier High Yield Securities Fund) of the offering price in the case of Class A shares, or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.


      To qualify at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

      Dreyfus TeleTransfer Privilege. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

      Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any day that the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."

      Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


          DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

      Class B, Class C and Class T shares are subject to a Distribution Plan, and Class A, Class B, Class C and Class T shares are subject to a Shareholder Services Plan.

      Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan (the "Distribution Plan") with respect to Class B and Class C shares of each Fund, and Class T shares of Dreyfus Premier High Yield Securities Fund, pursuant to which the Fund pays the Distributor for distributing such shares at an annual rate of 0.50% of the value of the average daily net assets of Class B and Class C shares for Dreyfus Premier Core Bond Fund and Dreyfus Premier Strategic Income Fund and 0.75% of the value of the average daily net assets for Class B and Class C shares of Dreyfus Premier High Yield Securities Fund, and 0.25% of the value of the average daily net assets of Class T shares of Dreyfus Premier High Yield Securities Fund. The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit each Fund and the holders of its Class B, Class C, and Class T shares.

      A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B, Class C, or Class T shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of the Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.

      The Distribution Plan was not in effect with respect to any Fund as of October 31, 1999.

      Shareholder Services Plan. The Company has adopted a Shareholder Services Plan as to Class A, Class B, and Class C shares of each Fund, and Class T shares of Dreyfus Premier High Yield Securities Fund. Under the Plan, the Company pays the Distributor for the provision of certain services to the holders of such shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each share class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a Fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services.

      A quarterly report of the amounts expended under the Shareholder Services Plan (as to each relevant Class), and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan is terminable with respect to each Fund at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


      For the fiscal year ended October 31, 1999, Class A shares of Dreyfus Premier Core Bond Fund paid $690,976, and Class A shares of Dreyfus Premier High Yield Securities Fund paid $384,314, pursuant to the Shareholder Services Plan. The Shareholder Services Plan was not in effect as to the other share classes of these Funds as of October 31, 1999. All of these amounts paid reflect payments made to Premier Mutual Fund Services Inc., the Fund's distributor during the fiscal year ended October 31, 1999.


      As Dreyfus Premier Strategic Income Fund was not in existence on October 31, 1999, no information is available on fees paid under the Plan for the Fund.


                              HOW TO REDEEM SHARES


    General. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder(R), and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will reject requests to redeem shares by wire or telephone or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder(R) order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.


      Redemption Fee. (Dreyfus Premier High Yield Securities Fund only) Prior to March 1, 2000, the Fund deducted a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through use of the Fund Exchanges service) where the redemption or exchange occurred less than six months following the issuance of such shares. For purposes of computing the six-month period, any issuance of Fund shares during a month was deemed to occur on the first day of such month. The redemption fee was deducted from redemption proceeds and retained by the Fund. For the fiscal year ended October 31, 1999, redemption fees retained by Dreyfus Premier High Yield Securities Fund amounted to $84,838.

      Contingent Deferred Sales Charge--Class B Shares. A CDSC is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

      If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years for the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The Distributor receives the proceeds from the CDSC imposed on the redemption of Class B shares.

      The following table sets forth the rates of the CDSC for Class B shares:

                                     CDSC as a % of Amount
      Year Since                         Invested or
      Purchase Payment                   Redemption
      Was Made                             Proceeds

      First..........................        4.00
      Second.........................        4.00
      Third..........................        3.00
      Fourth.........................        3.00
      Fifth..........................        2.00
      Sixth..........................        1.00


      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; and finally, of amounts representing the cost of shares held for the longest period of time.


      For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      Contingent Deferred Sales Charge--Class C Shares. A CDSC of 1% is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above. The Distributor receives the proceeds from the CDSC imposed on the redemption of Class C shares.

      Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and
(e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

      To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

      Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

      In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

      Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A, Class B or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A or Class T shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

      Wire Redemption Privilege. By using this Privilege (available only to shareholders of Dreyfus Premier Core Bond Fund or Dreyfus Premier High Yield Securities Fund beneficially owning Class A shares on February 29, 2000), you authorize the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account you have specified on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

      If you have access to telegraphic equipment you may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                               Transfer Agent's
      Transmittal Code                         Answer Back Sign

             144295                            144295 TSSG PREP

      If you do not have direct access to telegraphic equipment you may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. You should advise the operator that the above transmittal code must be used and you should also inform the operator of the Transfer Agent's answer back sign.

      To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

      Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

      Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.


      Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of such value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient sells such securities, brokerage charges would be incurred.


      Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

      Small Account Fee. To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $24,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.


                              SHAREHOLDER SERVICES


      Fund Exchanges. You may purchase, in exchange for shares of a Fund, shares of certain other funds managed or administered by the Manager or Founders, to the extent such shares are offered for sale in your state of residence. Shares of a Fund may be exchanged for shares of the same Class of such other funds, except that Class T shares of Dreyfus Premier High Yield Securities Fund may be exchanged for Class A shares of the fixed income funds in the Dreyfus Premier Family of Funds. Shares of other funds (including the same Class of other funds, or Class A shares of such funds in the case of Class T shares) purchased by exchange will be purchased on the basis of relative net asset value per share as follows:


      A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

      B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

      D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

      E. Shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged initially purchased.

      To accomplish an exchange under item D above, you or, with respect to the Dreyfus Premier Funds, your Service Agent acting on your behalf, must notify the Transfer Agent of their prior ownership of fund shares and their account number.

      You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

      To request an exchange, your Service Agent, acting on your behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. If you did not purchase your Fund shares through a Service Agent, you may give exchange instructions directly to the Transfer Agent. The Fund automatically gives you the ability to issue exchange instructions by telephone, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      Exchanges of Class R Shares of Dreyfus Premier Core Bond Fund or Dreyfus Premier Strategic Income Fund held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

      Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for shares of a Fund, shares of certain other funds advised by the Manager or Founders of which you are a shareholder. Fund shares may be exchanged for shares of the same Class of such other funds, except that Class T shares of Dreyfus Premier High Yield Securities Fund may be exchanged for Class A shares of the fixed income funds in the Dreyfus Premier Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.


      Shareholder Services forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


      Dreyfus-Automatic Asset Builder(R). Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

      Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.


      Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of another fund advised by the Manager, or certain funds advised by Founders, of which you are a shareholder. Dividends or distributions from a Class of shares may be invested in shares of the same Class of such other funds (or Class A shares with respect to Class T shares). Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


      A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.

      B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

      D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

      Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

      Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.


      No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A or Class T shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A or Class T shares where the sales load is imposed concurrently with withdrawals of Class A or Class T shares generally are undesirable.


      Letter of Intent--Class A and Class T Shares. By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

      The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

      Corporate Pension/Profit-Sharing and Retirement Plans. The Company makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, Rollover IRAs and Education IRAs), and 403(b)(7) Plans. Plan support services also are available.

      If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

      The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

      Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

      You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                 DETERMINATION OF NET ASSET VALUE


      Valuation of Portfolio Securities. Each Fund's investments are valued each business day using available market quotations or at fair value. Substantially all of a Fund's fixed-income investments (excluding short-term investments) are valued by one or more independent pricing services (the "Service") approved by the Board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are not valued by the Service and are valued at the mean price or yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from market makers. Other investments that are not valued by the Service are valued at the last sales price for securities traded primarily on an exchange or the national securities market or otherwise at the average of the most recent bid and asked prices. Bid-price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of a majority of each Fund's portfolio securities. Short-term investments are carried at amortized cost, which approximates value. Expenses and fees, including the management fee paid by the Fund and the fees paid pursuant to the Distribution Plan and Shareholder Services Plan, as applicable (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of a Fund's shares. Because of the differences in operating expenses incurred by each Class of shares of each Fund, the per share net asset value of each Class of shares of the Funds will differ.


      Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by the Service, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith-valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if it believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

      New York Stock Exchange Closings.  The holidays (as
      --------------------------------
observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                DIVIDENDS, DISTRIBUTIONS AND TAXES


      Management believes that Dreyfus Premier Core Bond Fund and Dreyfus Premier High Yield Securities Fund each have qualified as a "regulated investment company" under the Code for the fiscal year ended October 31, 1999. Each such Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. In addition, Dreyfus Premier Strategic Income Fund, which was not in existence on October 31, 1999, intends to qualify as a "regulated investment company" under the Code. As a regulated investment company, each Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If a Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

      A Fund may qualify for and may make an election permitted under Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries (which taxes relate primarily to investment income). A Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.


      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

      Gain or loss, if any, realized by a Fund from certain forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

      Offsetting positions held by a Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles". To the extend the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be rechracterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

      If a Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

      If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.


      Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing a Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, a Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                             PORTFOLIO TRANSACTIONS

      The Manager assumes general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Manager's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Manager and the Manager's fees are not reduced as consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Company and other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligations to the Company.

      Sales by a broker of shares of a Fund or other funds advised by the Manager or its affiliates may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by the Manager being engaged simultaneously in the purchase or sale of the same security. Certain of a Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to a Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

      Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Manager will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


      The following table summarizes the brokerage commissions, and gross spreads and concessions on principal transaction amounts, for each Fund for the past three fiscal years ended October 31, 1999 (as applicable). None of these amounts was paid to the Distributor, or to Premier Mutual Fund Services, Inc., the Fund's distributor during such fiscal years.



                            Brokerage          Gross Spreads and
                           Commissions            Concessions
                       ---------------------   ------------------
                        1997     1998     1999        1997     1998    1999
                        ----     ----     ----        ----     ----    ----
Dreyfus Premier Core   $41,764  $274,824  $88,425     $217,238 $0     $3,120
Bond Fund

Dreyfus Premier High   $17,136  $172,013  $0          $266,750 $0     $0
Yield Securities Fund


    From time to time, consistent with the policy of obtaining the most favorable net price, the Company may conduct brokerage transactions through the Manager or its affiliates, including Dreyfus Brokerage Services, Inc. ("DBS"). The Company's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager or its affiliates are reasonable and fair. No brokerage transactions were conducted through, and no amounts were paid to, the Manager or its affiliates, including DBS, for the fiscal years ended October 31, 1997, 1998 and 1999.

    As Dreyfus Premier Strategic Income Fund was not in existence on October 31, 1999, no information on brokerage transactions is available for the Fund.

                             PERFORMANCE INFORMATION

      The 30-day yield for Dreyfus Premier Core Bond Fund and Dreyfus Premier High Yield Securities Fund, as of April 30, 2000, was as follows:

Name of Fund                              30-day Yield

Dreyfus Premier Core Bond Fund
    (Class A)                                 6.42%
    (Class B)                                 6.04%
    (Class C)                                 5.90%
    (Class R)                                 6.76%
Dreyfus Premier High Yield
Securities Fund
    (Class A)                                13.13%
    (Class B)                                13.16%
    (Class C)                                13.22%
    (Class T)                                13.07%

      Current yield is computed pursuant to a formula which operates as follows: the amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

      The average annual total return for the one-, five-, and ten-year periods ended April 30, 2000, or since the Fund's commencement of operations (as indicated), for Dreyfus Premier Core Bond Fund and Dreyfus Premier High Yield Securities Fund, was as follows (no information is provided for Class B, C, R, and T shares of either Fund, as applicable, because each Class is less than one year old):

                                       Average Annual Total Return
Name of Fund                                                    Since
------------
                                 One Year  Five Years Ten Years Inception

Dreyfus Premier Core Bond Fund
    (Class A-at net asset value)   5.36%     8.33%      9.44%      -
    (Class A-with maximum 4.50%    0.63%      7.34      8.94%      -
load)

Dreyfus Premier High Yield
   Securities Fund
    (Class A-at net asset value)  6.49%%      N/A        N/A    10.08%(1)

    (Class A-with maximum 5.75%    0.37%      N/A        N/A    8.50%(1)
load)
----------------------
(1) For the period March 25, 1996 (commencement of operations) through April 30, 2000.


      Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. The average annual total return figures calculated in accordance with such formula assume that for Class A or Class T the maximum applicable sales load has been deducted from the hypothetical initial investment at the time of purchase, or for Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.


      The aggregate total return for each Fund for the period since the Fund's commencement of operations through April 30, 2000 (as to each Class) was as follows:

                                               Based on Maximum
                                               Offering Price for
                        Based on Net Asset     Class A and Class T
Name of Fund            Value (without         or Deduction of
                        deduction of maximum   Maximum CDSC for
                        sales load)            Class B and Class C
--------------------   ----------------------  -----------------------

Dreyfus Premier Core
  Bond Fund
    Class A(1)                 212.63%               207.09%
    Class B(3)                   1.76%                -2.24%
    Class C(3)                   1.57%                 0.57%
    Class R(3)                   1.75%                  N/A

Dreyfus Premier High
Yield
   Securities Fund
    Class A(2)                  48.23%                39.74%
    Class B(3)                  -1.34%                -5.12%
    Class C(3)                  -1.41%                -2.35%
    Class T(3)                  -1.03%                -5.46%


----------------------
(1) For the period October 3, 1986 (commencement of operations) through April 30, 2000.
(2) For the period March 25, 1996 (commencement of operations) through April 30, 2000.
(3) For the period from March 1, 2000 (commencement of initial public offering) through April 30, 2000.

      Aggregate total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A or Class T shares) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A or Class T) per share at the beginning of the period. Aggregate total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A or Class T shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares of each of the Dreyfus Premier Funds. In such cases, the calculation would not reflect the deduction of the sales charge with respect to Class A or Class T shares, or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted.


      On November 5, 1998, shareholders of Dreyfus Premier Core Bond Fund approved a proposal for the Fund to pursue an investment objective of maximizing total return. Prior to the implementation date of these changes on November 15, 1998, the Fund's investment objective was to maximize current income. Accordingly, performance for periods prior to November 15, 1998 reflects the Fund being managed pursuant to its prior investment objective.


      Advertising materials for each Fund may include reference to the role played by the Manager or Jack J. Dreyfus, Jr. in popularizing the concept of mutual funds as an investment vehicle and may refer to the role the Manager and the Dreyfus Family of Funds play or have played in the mutual fund industry, and the fact that the mutual fund industry, which includes Dreyfus and the Dreyfus funds, has, through the wide variety of innovative and democratic mutual fund products it has made available, brought to the public investment opportunities once reserved for the few. Advertising materials for each Fund also may include
(i) biographical information relating to its portfolio manager, including honors or awards received, and may refer to or include commentary by the Fund's portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors; (ii) information concerning retirement and investing for retirement, including statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market; (iii) the approximate number of then-current Fund shareholders, (iv) Lipper, Morningstar and Value Line rankings or ratings and related analysis supporting the rankings or ratings; (v) discussions of the risk and reward potential of the high yield securities markets, and the mortgage- and real estate-related markets, and the comparative performance of each against other securities markets and relevant indices; and (vi) comparative performance of a Fund with a relevant broad-based securities market index, or against inflation, short-term Treasury Bills (which are direct obligations of the U.S. Government), bonds, stocks, or FDIC-insured bank money market accounts.

      As Dreyfus Premier Strategic Income Fund was not in existence on April 30, 2000, no performance information is available for the Fund.



              INFORMATION ABOUT THE COMPANY AND FUNDS

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive or subscription rights and are freely transferable.


      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Massachusetts business trust. However, the Company's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Company intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.


      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholders of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.


      To date, the Board has authorized the creation of three series of shares. All consideration received by the Company for shares of one Fund and all assets in which such consideration is invested will belong to that Fund (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Fund are treated separately from those of the other Funds. The Company has the ability to create, from time to time, new series without shareholder approval.


      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

      Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds or the Dreyfus Premier Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if , in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If any exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      Each Fund will send annual and semi-annual financial statements to all its shareholders.


                 COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.


      Ernst & Young LLP, 787 Seventh Avenue, New, York, New York 10019, independent auditors, have been selected as independent auditors of the Company.

                                    APPENDIX

                                Rating Categories


      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch IBCA, Duff & Phelps ("Fitch"):

S&P

Long-term

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Long-term

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.






Fitch

Long-term investment grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'




                                DREYFUS DEBT AND EQUITY FUNDS

                                 PART C. OTHER INFORMATION
                                 -------------------------


Item 23.    Exhibits
- -------   --------


     (a) Registrant's Amended and Restated Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on December 29, 1995.

     (b) Registrant's By-Laws, as amended are incorporated by reference to Exhibit (b) or Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 2, 2000.

     (d)  Amended Management Agreement.

     (e)  (1)  Amended Distribution Agreement.
          (2)  Forms of Service Agreements

     (g)  Amended and Restated Custody Agreement is incorporated by reference to
          Exhibit 8 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on December 29, 1995.

     (h)  Revised Shareholder Services Plan.

     (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 2, 2000.

     (j)  Consent of Independent Auditors.

     (m)  Revised Distribution Plan.

     (n)  Revised Rule 18f-3 Plan.

     (p)  Revised Code of Ethics



            Other Exhibits
            --------------

                  (a)   Powers of Attorney.

                  (b)   Certificate of Secretary.


Item 24.    Persons Controlled by or under Common Control with Registrant.
--------    --------------------------------------------------------------

            Not Applicable


Item 25.    Indemnification
-------     ---------------


            The Statement as to the general effect of any contract, arrangements or statute under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 23(b) of Part C of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on February 2, 2000.


            Reference is also made to the Distribution Agreement attached as Exhibit (e).


Item 26.    Business and Other Connections of Investment Adviser.
-------     ----------------------------------------------------

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



ITEM 26.          Business and Other Connections of Investment Adviser (continued)
----------------------------------------------------------------------------------

                  Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                       Other Businesses                      Position Held                 Dates

CHRISTOPHER M. CONDRON             Franklin Portfolio Associates,        Director                      1/97 - Present
Chairman of the Board and          LLC*
Chief Executive Officer
                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present
                                                                         President                     10/97 - 6/98
                                                                         Chairman                      10/97 - 6/98

                                   The Boston Company                    Director                      1/98 - Present
                                   Asset Management, LLC*                Chairman                      1/98 - 6/98
                                                                         President                     1/98 - 6/98

                                   The Boston Company                    President                     9/95 - 1/98
                                   Asset Management, Inc.*               Chairman                      4/95 - 1/98
                                                                         Director                      4/95 - 1/98

                                   Franklin Portfolio Holdings, Inc.*    Director                      1/97 - Present

                                   Certus Asset Advisors Corp.**         Director                      6/95 - Present

                                   Mellon Capital Management             Director                      5/95 - Present
                                   Corporation***

                                   Mellon Bond Associates, LLP+          Executive Committee           1/98 - Present
                                                                         Member

                                   Mellon Bond Associates+               Trustee                       5/95 - 1/98

                                   Mellon Equity Associates, LLP+        Executive Committee           1/98 - Present
                                                                         Member

                                   Mellon Equity Associates+             Trustee                       5/95 - 1/98

                                   Boston Safe Advisors, Inc.*           Director                      5/95 - Present
                                                                         President                     5/95 - Present

                                   Mellon Bank, N.A. +                   Director                      1/99 - Present
                                                                         Chief Operating Officer       3/98 - Present
                                                                         President                     3/98 - Present
                                                                         Vice Chairman                 11/94 - 3/98

                                   Mellon Financial Corporation+         Chief Operating Officer       1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 11/94 - 1/99

                                   Founders Asset Management,            Chairman                      12/97 - Present
                                   LLC****                               Director                      12/97 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/94 - Present
                                                                         Director                      5/93 - Present

                                   Laurel Capital Advisors, LLP+         Executive Committee           1/98 - 8/98
                                                                         Member

                                   Laurel Capital Advisors+              Trustee                       10/93 - 1/98

                                   Boston Safe Deposit and Trust         Director                      5/93 - Present
                                   Company*

                                   The Boston Company Financial          President                     6/89 - 1/97
                                   Strategies, Inc. *                    Director                      6/89 - 1/97

MANDELL L. BERMAN                  Self-Employed                         Real Estate Consultant,       11/74 - Present
Director                           29100 Northwestern Highway            Residential Builder and
                                   Suite 370                             Private Investor
                                   Southfield, MI 48034

BURTON C. BORGELT                  DeVlieg Bullard, Inc.                 Director                      1/93 - Present
Director                           1 Gorham Island
                                   Westport, CT 06880

                                   Mellon Financial Corporation+         Director                      6/91 - Present

                                   Mellon Bank, N.A. +                   Director                      6/91 - Present

                                   Dentsply International, Inc.          Director                      2/81 - Present
                                   570 West College Avenue
                                   York, PA

                                   Quill Corporation                     Director                      3/93 - Present
                                   Lincolnshire, IL

STEPHEN E. CANTER                  Dreyfus Investment                    Chairman of the Board         1/97 - Present
President, Chief Operating         Advisors, Inc.++                      Director                      5/95 - Present
Officer, Chief Investment                                                President                     5/95 - Present
Officer, and Director
                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   The Boston Company Asset              Director                      2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management,            Member, Board of              12/97 - Present
                                   LLC****                               Managers
                                                                         Acting Chief Executive        7/98 - 12/98
                                                                         Officer

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present

THOMAS F. EGGERS                   Dreyfus Service Corporation++         Chief Executive Officer       3/00 - Present
Vice Chairman - Institutional                                            and Chairman of the
and Director                                                             Board
                                                                         Executive Vice President      4/96 - 3/00
                                                                         Director                      9/96 - Present

                                   Founders Asset Management,            Member, Board of              2/99 - Present
                                   LLC****                               Managers

                                   Dreyfus Investment Advisors, Inc.     Director                      1/00 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      3/99 - Present
                                   Massachusetts, Inc. +++

                                   Dreyfus Brokerage Services, Inc.      Director                      11/97 - 6/98
                                   401 North Maple Avenue
                                   Beverly Hills, CA.

STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Senior Vice Chairman          1/99 - Present
Director                                                                 Chief Financial Officer       1/90 - Present
                                                                         Vice Chairman                 6/92 - 1/99
                                                                         Treasurer                     1/90 - 5/98

                                   Mellon Bank, N.A.+                    Senior Vice Chairman          3/98 - Present
                                                                         Vice Chairman                 6/92 - 3/98
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon EFT Services Corporation       Director                      10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Collection Services Corporation       Controller                    10/90 - 2/99
                                   500 Grant Street                      Director                      9/88 - 2/99
                                   Pittsburgh, PA 15258                  Vice President                9/88 - 2/99
                                                                         Treasurer                     9/88 - 2/99

                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation # 5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present

                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17
                                   Fort Lee, NJ

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   Dreyfus Investment                    Director                      4/97 - 12/99
Vice Chairman                      Advisors, Inc.++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      11/97 - 2/99
                                   401 North Maple Ave.                  Chief Executive Officer       11/97 - 2/98
                                   Beverly Hills, CA

                                   Dreyfus Service Corporation++         Director                      1/95 - 2/99
                                                                         President                     9/96 - 3/99

                                   Dreyfus Precious Metals, Inc.+++      Director                      3/96 - 12/98
                                                                         President                     10/96 - 12/98

                                   Dreyfus Service                       Director                      12/94 - 3/99
                                   Organization, Inc.++                  President                     1/97 -  3/99

                                   Seven Six Seven Agency, Inc. ++       Director                      1/97 - 4/99

                                   Dreyfus Insurance Agency of           Chairman                      5/97 - 3/99
                                   Massachusetts, Inc.++++               President                     5/97 - 3/99
                                                                         Director                      5/97 - 3/99

                                   The Dreyfus Trust Company+++          Chairman                      1/97 - 1/99
                                                                         President                     2/97 - 1/99
                                                                         Chief Executive Officer       2/97 - 1/99
                                                                         Director                      12/94 - Present

                                   The Dreyfus Consumer Credit           Chairman                      5/97 - 6/99
                                   Corporation++                         President                     5/97 - 6/99
                                                                         Director                      12/94 - 6/99

                                   Founders Asset Management,            Member, Board of              12/97 - 12/99
                                   LLC****                               Managers

                                   The Boston Company Advisors,          Chairman                      12/95 - 1/99
                                   Inc.                                  Chief Executive Officer       12/95 - 1/99
                                   Wilmington, DE                        President                     12/95 - 1/99

                                   The Boston Company, Inc.*             Director                      5/93 - 1/99
                                                                         President                     5/93 - 1/99

                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Laurel Capital Advisors, LLP+         Chairman                      1/98 - 8/98
                                                                         Executive Committee           1/98 - 8/98
                                                                         Member
                                                                         Chief Executive Officer       1/98 - 8/98
                                                                         President                     1/98 - 8/98

                                   Laurel Capital Advisors, Inc. +       Trustee                       12/91 - 1/98
                                                                         Chairman                      9/93 - 1/98
                                                                         President and CEO             12/91 - 1/98

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present

                                   Boston Safe Deposit and Trust         Director                      6/93 - 1/99
                                   Company+                              Executive Vice President      6/93 - 4/98

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 1/90 - 1/99

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 1/90 - 3/98

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present

                                   Mellon Bank (DE) National             Director                      4/89 - 12/98
                                   Association
                                   Wilmington, DE

                                   Mellon Bank (MD) National             Director                      1/96 - 4/98
                                   Association
                                   Rockville, Maryland

J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.++++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 - Present
                                   401 North Maple Avenue
                                   Beverly Hills, CA

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, NA+                      Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present

                                   Mellon Preferred Capital              Director                      11/96 - 1/99
                                   Corporation*

                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present

                                   The Boston Company Financial          President                     8/96 - 6/99
                                   Services, Inc.*                       Director                      8/96 - 6/99

                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*                              President                     7/96 - 1/99

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - Present

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management,            President                     12/98 - Present
Director                           LLC****                               Chief Executive Officer       12/98 - Present

                                   Prudential Securities                 Senior Vice President         07/91 - 11/98
                                   New York, NY                          Regional Director             07/91 - 11/98

RICHARD F. SYRON                   Thermo Electron                       President                     6/99 - Present
Director                           81 Wyman Street                       Chief Executive Officer       6/99 - Present
                                   Waltham, MA 02454-9046

                                   American Stock Exchange               Chairman                      4/94 - 6/99
                                   86 Trinity Place                      Chief Executive Officer       4/94 - 6/99
                                   New York, NY 10006

RONALD P. O'HANLEY                 Franklin Portfolio Holdings, Inc.*    Director                      3/97 - Present
Vice Chairman
                                   Franklin Portfolio Associates,        Director                      3/97 - Present
                                   LLC*

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - Present
                                   Company*                              Member
                                                                         Director                      1/99 - Present

                                   The Boston Company, Inc.*             Executive Committee           1/99 - Present
                                                                         Member                        1/99 - Present
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Asset Management LTD           Executive Committee           10/98 - Present
                                   (UK)                                  Member
                                   London, England                       Director                      10/98 - Present

                                   Mellon Asset Management               Non-Resident Director         11/98 - Present
                                   (Japan) Co., LTD
                                   Tokyo, Japan

                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present

                                   The Boston Company Asset              Director                      1/98 - Present
                                   Management, LLC*

                                   Boston Safe Advisors, Inc.*           Chairman                      6/97 - Present
                                                                         Director                      2/97 - Present

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                      2/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                      2/97 - Present

                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon Equity Associates, LLP+        Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon-France Corporation+            Director                      3/97 - Present

                                   Laurel Capital Advisors+              Trustee                       3/97 - Present

STEPHEN R. BYERS                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present
Director of Investments and
Senior Vice President
                                   Gruntal & Co., LLC                    Executive Vice President      5/97 - 11/99
                                   New York, NY                          Partner                       5/97 - 11/99
                                                                         Executive Committee           5/97 - 11/99
                                                                         Member
                                                                         Board of Directors            5/97 - 11/99
                                                                         Member
                                                                         Treasurer                     5/97 - 11/99
                                                                         Chief Financial Officer       5/97 - 6/99
PATRICE M. KOZLOWSKI               None
Senior Vice President - Corporate
Communications


MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++                      Secretary                     10/77 - 7/98
Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The TruePenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

                                   Dreyfus Service                       Director                      3/97 - 3/99
                                   Organization, Inc.++

WILLIAM H. MARESCA                 The Dreyfus Trust Company+++          Chief Financial Officer       3/99 - Present
Controller                                                               Treasurer                     9/98 - Present
                                                                         Director                      3/97 - Present

                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                       8/00 - Present

                                   Dreyfus Consumer Credit Corp. ++      Treasurer                     10/98 - Present

                                   Dreyfus Investment                    Treasurer                     10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   The TruePenny Corporation++           Vice President                10/98 - Present

                                   Dreyfus Precious Metals, Inc. +++     Treasurer                     10/98 - 12/98

                                   The Trotwood Corporation++            Vice President                10/98 - Present

                                   Trotwood Hunters Corporation++        Vice President                10/98 - Present

                                   Trotwood Hunters Site A Corp. ++      Vice President                10/98 - Present

                                   Dreyfus Transfer, Inc.                Chief Financial Officer       5/98 - Present
                                   One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++                  Assistant  Treasurer          3/93 - 3/99

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.++++

WILLIAM T. SANDALLS, JR.           Dreyfus Transfer, Inc.                Chairman                      2/97 - Present
Executive Vice President           One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service Corporation++         Director                      1/96 - 8/00
                                                                         Executive Vice President      2/97 - Present
                                                                         Chief Financial Officer       2/97 - 12/98

                                   Dreyfus Investment                    Director                      1/96 - Present
                                   Advisors, Inc.++                      Treasurer                     1/96 - 10/98

                                   Dreyfus-Lincoln, Inc.                 Director                      12/96 - Present
                                   4500 New Linden Hill Road             President                     1/97 - Present
                                   Wilmington, DE 19808

                                   Seven Six Seven Agency, Inc.++        Director                      1/96 - 10/98
                                                                         Treasurer                     10/96 - 10/98

                                   The Dreyfus Consumer                  Director                      1/96 - Present
                                   Credit Corp.++                        Vice President                1/96 - Present
                                                                         Treasurer                     1/97 - 10/98

                                   The Dreyfus Trust Company +++         Director                      1/96 - Present

                                   Dreyfus Service Organization,         Treasurer                     10/96 - 3/99
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/97 - 3/99
                                   Massachusetts, Inc.++++               Treasurer                     5/97 - 3/99
                                                                         Executive Vice President      5/97 - 3/99

DIANE P. DURNIN                    Dreyfus Service Corporation++         Senior Vice President -       5/95 - 3/99
Vice President - Product                                                 Marketing and Advertising
Development                                                              Division

MARY BETH LEIBIG                   None
Vice President -
Human Resources

THEODORE A. SCHACHAR               Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present
Vice President - Tax
                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Precious Metals, Inc. +++     Vice President - Tax          10/96 - 12/98

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++


WENDY STRUTT                       None
Vice President

RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems
                                   Computer Sciences Corporation         Vice President                1/96 - 7/98
                                   El Segundo, CA

JAMES BITETTO                      The TruePenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc.                Vice President                2/97 - Present
Assistant Secretary                One American Express Plaza            Director                      2/97 - Present
                                   Providence, RI 02903                  Secretary                     2/97 - Present

                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++                  Assistant Secretary           5/98 - 7/98





*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++     The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109.



Item 27.    Principal Underwriters
--------    ----------------------

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)       Dreyfus A Bonds Plus, Inc.
2)       Dreyfus Appreciation Fund, Inc.
3)       Dreyfus Balanced Fund, Inc.
4)       Dreyfus BASIC GNMA Fund
5)       Dreyfus BASIC Money Market Fund, Inc.
6)       Dreyfus BASIC Municipal Fund, Inc.
7)       Dreyfus BASIC U.S. Government Money Market Fund
8)       Dreyfus California Intermediate Municipal Bond Fund
9)       Dreyfus California Tax Exempt Bond Fund, Inc.
10)      Dreyfus California Tax Exempt Money Market Fund
11)      Dreyfus Cash Management
12)      Dreyfus Cash Management Plus, Inc.
13)      Dreyfus Connecticut Intermediate Municipal Bond Fund
14)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
15)      Dreyfus Florida Intermediate Municipal Bond Fund
16)      Dreyfus Florida Municipal Money Market Fund
17)      Dreyfus Founders Funds, Inc.
18)      The Dreyfus Fund Incorporated
19)      Dreyfus Global Bond Fund, Inc.
20)      Dreyfus Global Growth Fund
21)      Dreyfus GNMA Fund, Inc.
22)      Dreyfus Government Cash Management Funds
23)      Dreyfus Growth and Income Fund, Inc.
24)      Dreyfus Growth and Value Funds, Inc.
25)      Dreyfus Growth Opportunity Fund, Inc.
26)      Dreyfus Debt and Equity Funds
27)      Dreyfus Index Funds, Inc.
28)      Dreyfus Institutional Money Market Fund
29)      Dreyfus Institutional Preferred Money Market Fund
30)      Dreyfus Institutional Short Term Treasury Fund
31)      Dreyfus Insured Municipal Bond Fund, Inc.
32)      Dreyfus Intermediate Municipal Bond Fund, Inc.
33)      Dreyfus International Funds, Inc.
34)      Dreyfus Investment Grade Bond Funds, Inc.
35)      Dreyfus Investment Portfolios
36)      The Dreyfus/Laurel Funds, Inc.
37)      The Dreyfus/Laurel Funds Trust
38)      The Dreyfus/Laurel Tax-Free Municipal Funds
39)      Dreyfus LifeTime Portfolios, Inc.
40)      Dreyfus Liquid Assets, Inc.
41)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
42)      Dreyfus Massachusetts Municipal Money Market Fund
43)      Dreyfus Massachusetts Tax Exempt Bond Fund
44)      Dreyfus MidCap Index Fund
45)      Dreyfus Money Market Instruments, Inc.
46)      Dreyfus Municipal Bond Fund, Inc.
47)      Dreyfus Municipal Cash Management Plus
48)      Dreyfus Municipal Money Market Fund, Inc.
49)      Dreyfus New Jersey Intermediate Municipal Bond Fund
50)      Dreyfus New Jersey Municipal Bond Fund, Inc.
51)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
52)      Dreyfus New Leaders Fund, Inc.
53)      Dreyfus New York Municipal Cash Management
54)      Dreyfus New York Tax Exempt Bond Fund, Inc.
55)      Dreyfus New York Tax Exempt Intermediate Bond Fund
56)      Dreyfus New York Tax Exempt Money Market Fund
57)      Dreyfus U.S. Treasury Intermediate Term Fund
58)      Dreyfus U.S. Treasury Long Term Fund
59)      Dreyfus 100% U.S. Treasury Money Market Fund
60)      Dreyfus U.S. Treasury Short Term Fund
61)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
62)      Dreyfus Pennsylvania Municipal Money Market Fund
63)      Dreyfus Premier California Municipal Bond Fund
64)      Dreyfus Premier Equity Funds, Inc.
65)      Dreyfus Premier International Funds, Inc.
66)      Dreyfus Premier GNMA Fund
67)      Dreyfus Premier Opportunity Funds
68)      Dreyfus Premier Worldwide Growth Fund, Inc.
69)      Dreyfus Premier Municipal Bond Fund
70)      Dreyfus Premier New York Municipal Bond Fund
71)      Dreyfus Premier State Municipal Bond Fund
72)      Dreyfus Premier Value Equity Funds
73)      Dreyfus Short-Intermediate Government Fund
74)      Dreyfus Short-Intermediate Municipal Bond Fund
75)      The Dreyfus Socially Responsible Growth Fund, Inc.
76)      Dreyfus Stock Index Fund
77)      Dreyfus Tax Exempt Cash Management
78)      The Dreyfus Premier Third Century Fund, Inc.
79)      Dreyfus Treasury Cash Management
80)      Dreyfus Treasury Prime Cash Management
81)      Dreyfus Variable Investment Fund
82)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
83)      General California Municipal Bond Fund, Inc.
84)      General California Municipal Money Market Fund
85)      General Government Securities Money Market Funds, Inc.
86)      General Money Market Fund, Inc.
87)      General Municipal Bond Fund, Inc.
88)      General Municipal Money Market Funds, Inc.
89)      General New York Municipal Bond Fund, Inc.
90)      General New York Municipal Money Market Fund



(b)

                                                                                                 Positions and
Name and principal                                                                               Offices with
Business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------


Thomas F. Eggers *                    Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
Stephen Burke *                       Executive Vice President and Director                      None
Charles Cardona *                     Executive Vice President and Director                      None
Anthony DeVivio **                    Executive Vice President and Director                      None
Michael Millard **                    Executive Vice President and Director                      None
David K. Mossman **                   Executive Vice President                                   None
Jeffrey N. Nachman ***                Executive Vice President and Chief Operations Officer      None
William T. Sandalls, Jr. *            Executive Vice President                                   None
William H. Maresca *                  Chief Financial Officer and Director                       None
James Book ****                       Senior Vice President                                      None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      None
Joseph Connolly *                     Senior Vice President                                      Vice President
                                                                                                 and Treasurer
Joseph Ecks +                         Senior Vice President                                      None
William Glenn *                       Senior Vice President                                      None
Bradley Skapyak *                     Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Jeffrey Cannizzaro *                  Vice President - Compliance                                None
John Geli **                          Vice President                                             None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President - Compliance                                None
Walter T. Harris *                    Vice President                                             None
Janice Hayles *                       Vice President                                             None
Hal Marshall *                        Vice President - Compliance                                None
Paul Molloy *                         Vice President                                             None
B.J. Ralston **                       Vice President                                             None
Theodore A. Schachar *                Vice President - Tax                                       None
James Windels *                       Vice President                                             None
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None


*    Principal business address is 200 Park Avenue, New York, NY 10166.
**   Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***  Principal business address is 401 North Maple Avenue, Beverly Hills, CA 90210.
**** Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258
+    Principal business address is One Boston Place, Boston, MA 02108


Item 28.       Location of Accounts and Records
-------        --------------------------------

               1.     Mellon Bank, N.A.
                      One Mellon Bank Center
                      Pittsburgh, Pennsylvania 15258

               2.     Dreyfus Transfer, Inc.
                      P.O. Box 9671
                      Providence, Rhode Island 02940-9671

               3.     The Dreyfus Corporation
                      200 Park Avenue
                      New York, New York 10166

Item 29.       Management Services
-------        -------------------

               Not Applicable

Item 30.       Undertakings
-------        ------------

               None



                                   SIGNATURES
                                  -------------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 29th day of December, 2000.

                          Dreyfus Debt and Equity Funds

            BY:   /s/Stephen E. Canter*
                  ---------------------------
                  Stephen E. Canter, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signatures                       Title                        Date




/s/Stephen E. Canter*               President (Principal Executive      12/29/00
------------------------------      Officer) and Trustee
Stephen E. Canter

/s/Joseph Connolly*                 Vice President, Treasurer           12/29/00
------------------------------
Joseph Connolly

/s/David W. Burke*                  Trustee                             12/29/00
------------------------------
David W. Burke

/s/Joseph S. DiMartino*             Trustee                             12/29/00
------------------------------
Joseph S. DiMartino

/s/Diane Dunst*                     Trustee                             12/29/00
------------------------------
Diane Dunst

/s/Rosalind Gersten Jacobs*         Trustee                             12/29/00
-------------------------------
Rosalind Gersten Jacob

/s/Jay I. Meltzer*                  Trustee                             12/29/00
-------------------------------
Jay I. Meltzer

/s/Daniel Rose*                     Trustee                             12/29/00
-------------------------------
Daniel Rose

/s/Warren B. Rudman*                Trustee                             12/29/00
-------------------------------
Warren B. Rudman

/s/Sander Vanocur*                  Trustee                             12/29/00
-------------------------------
Sander Vanocur


*BY:  John B. Hammalian
      -----------------------------
      John B. Hammalian
      Attorney-in-Fact




           INDEX OF EXHIBITS




(d)   Amended Management Agreement
(e)   (1)  Amended Distribution Agreement
      (2)  Forms of Service Agreements
(h)   Revised Shareholder Services Plan
(j)   Consent of Independent Auditors
(m)   Revised Distribution Plan
(n)   Revised Rule 18f-3 Plan
(p)   Revised Code of Ethics


           OTHER EXHIBITS

(a)   Powers of Attorney
(b)   Certificate of Secretary